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                                                                   Exhibit 23(a)


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated January 21, 1997, covering the financial statements and financial statement schedule of Metromail Corporation and Affiliates included in its Annual Report on Form 10-K for the year ended December 31, 1996.




                                                  Arthur Andersen LLP


Chicago, Illinois
May 23, 1997